(logo)

THE KOREA
FUND, INC.

Semiannual Report
December 31, 1998


A closed-end investment company
seeking long-term appreciation of capital through investment in Korean securities.

(logo)            The Korea Fund, Inc.
================================================================================

Investment objective and policies

o  long-term capital appreciation through investment in Korean securities


Investment characteristics

o  investments in a broad spectrum of Korean industries

o  closed-end investment company

o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy


General Information
================================================================================
Executive offices
                   The Korea Fund, Inc.
                      345 Park Avenue
                    New York, NY 10154

          For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

For account information: 1-800-426-5523

                        EquiServe
                      P.O. Box 8200
                  Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.
     Subcustodian -- Citibank, N.A. - Seoul office
Legal counsel
   Debevoise & Plimpton
Independent Accountants
   PricewaterhouseCoopers LLP


New York Stock Exchange Symbol -- KF



Contents
=====================================================
In Brief .......................................    3
Letter to Stockholders..........................    3
Other Information...............................    6
Investment Summary..............................    8
Portfolio Summary...............................    9
Investment Performance..........................   10
Investment Portfolio............................   12
Financial Statements............................   21
Financial Highlights............................   24
Notes to Financial Statements...................   25
Report of Independent Accountants...............   31
Stockholder Meeting Results.....................   32
Dividend Reinvestment and
   Cash Purchase Plan...........................   34
Officers and Directors..........................   36

(logo)  The Korea Fund, Inc.
In Brief
================================================================================
o Proactive reform initiatives by both the government and the private sector have allowed Korea to begin the process of economic recovery.

o Financial markets responded positively to this development, as interest rates, equities, and the won all performed extremely well in the period.

o Fund management continues to use intensive fundamental research to identify well-managed companies with strong balance sheets, lower-than-average debt ratios, and promising prospects for long term growth.



(logo)  Letter to Stockholders
================================================================================
Dear Stockholders:

   After a nightmarish twelve-month period that began with the devaluation of the won in August 1997, Korean equities bounced back strongly in the second half of 1998. Investor sentiment, which had been extremely weak due to ongoing concerns about the struggling economy, improved markedly once it became evident that both the government and the private sector were responding proactively to the financial crisis. The net asset value of The Korea Fund rose sharply as a result, posting a gain of 115.99% for the calendar year to close the period at $9.59 a share. Its share price quoted on the New York Stock Exchange rose 40.94% to $9.25, representing a 3.55% discount to NAV as of December 31, 1998. For the six month reporting period ended December 31, 1998, the Fund's NAV rose 70.34% while its market price increased 46.53%.

Investment Environment

   Korea, which was one of the last countries to be affected by the Asian crisis, has been one of the first to start the process of recovery. While Japan and other Pacific Rim nations continue to flounder, Korea's government, led by President Kim Dae Jung, has taken forceful measures to boost and restructure the economy. Their most important initiative has been to reduce production overcapacity, the nation's most critical problem, by encouraging consolidation in the private sector. The high-profile mergers of Hyundai Motors with Kia Motors and Hyundai Electronics with LG Semiconductor are both positive steps in the long-term process of capacity rationalization. The government has also been aggressive in closing down weak financial institutions and disposing of their non-performing loans, improving the overall health of the banking sector in the process. A key development on this front was the signing of a memorandum of understanding with Newbridge Capital of the United States on the sale of Korean First Bank, which had been nationalized earlier in the year. The government has also taken steps to liberalize Korean business activity by inducing the chaebols -- the oligarchy of corporate families that has long dominated Korean business activity -- to restructure their operations and introduce a greater degree of reporting transparency. In addition, the political leadership has encouraged greater activism by minority stockholders, thereby reducing the power of the industrial conglomerates.

   By adhering to the stringent requirements of the IMF's $55 billion bailout package, the government has provided a significant boost to the economy. Throughout the course of the year, numerous measures of the nation's financial

(logo) The Korea Fund, Inc.
Letter to Stockholders
================================================================================

health have reversed course and turned decidedly positive. For example, the sharp rebound in exporting activity caused the balance of payments to improve to a record high of US$39.9 billion in 1998, compared to a deficit of $8.5 billion in 1997. Largely as a result of this development, usable foreign exchange reserves increased to $48.5 billion from $8.9 billion, while foreign direct investment rose 27% year-over-year to $8.85 billion, also a record high. As a result of Korea's strengthened financial position, Standard & Poor's recently reestablished Korea's investment grade status, and Moody's announced that they have placed the country on review for a possible upgrade in the year ahead.

Financial Market Reaction

   The markets have responded positively to these events. Interest rates dropped sharply throughout the year, taking a degree of pressure off private business. In addition, the exchange rate improved from 1373 won/$ on June 30 to 1204 won/$ on the last day of 1998, reflecting the substantial increase in foreign exchange reserves.

   Investors in Korea have reacted favorably to the good news by pouring money into the stock market. While high corporate debt levels and continued bankruptcy risks have caused institutional investors to remain cautious, individuals have reallocated money to equities from low-paying fixed income instruments. In the process, they have driven up the stock prices of even the most highly leveraged companies, which institutional investors generally tend to avoid. This activity propelled the dollar-adjusted Korea Stock Price Index (KOSPI) to a total return of 97.77% for the full calendar year. By comparison, the Index posted a loss of 69.64% in 1997. The rapid turnaround in equity prices is a primary indicator of the change in sentiment that has taken place in Korea, and represents a vote of confidence in the reforms that have been implemented thus far.

Investment Strategy

   We continue to emphasize intensive fundamental research to identify well-managed companies with strong balance sheets, lower-than-average debt ratios, and promising prospects for long-term growth. We also focus on uncovering dominant market leaders that will be positioned to capitalize on the new, more competitive Korean economy that will feature a smaller number of more efficient players. These criteria prompted us to increase the Fund's weighting in the financial, electronics, and telecom sectors.

   The ongoing threat of bankruptcy risk has led us to underweight the financial sector for some time. Many businesses have failed in the last twelve months, and the institutions that lent money to them have been forced to write off loans and watch their earnings -- and stock prices -- suffer as a result. Now that the economy has started to improve, we have begun to add to our holdings in companies that are afforded unreasonably low valuations by the market despite their obvious financial strength. A stock that fits this mold is Samsung Securities, whose stellar reputation among Korean individual investors has enabled it to gain substantial market share in the securities industry. The company benefited from significant inflows into its mutual fund family when the market rose in the second half of the year, giving it a commanding position in what has become a rapidly growing industry. We believe that Samsung Securities, which held up well when the market was under pressure, is undervalued given its strong fundamental outlook. Another financial stock that we find attractive is Korea Housing Bank, which possesses a level of risk exposure that is among the lowest in the industry. A mortgage lender, the bank is benefiting from having almost all of its loans collateralized, meaning that it has only minimal

(logo) The Korea Fund, Inc.
Letter to Stockholders
================================================================================

exposure to bankruptcy risk. In addition, the bank has appointed a new chairman whose aggressive restructuring initiatives are likely to increase profitability and employee productivity. We felt that the company's cheap valuation was unwarranted given its strong financial position, and added it to our holdings accordingly.

   In the electronics sector, we increased our position in Samsung Electronics. Although the company is financially sound and has engaged in important restructuring initiatives, its stock has been weighed down by weakness in semiconductor prices. Now that excess capacity has been worked out of the market, prices have improved and Samsung, as one of the world's lowest cost producers, is poised to increase its profits significantly. In the telecommunications sector, we continue to favor SK Telecom, whose mobile phone business has experienced strong growth. Although its stock price performed below expectations in the reporting period, we feel that its cash flow potential and low valuation still make it an attractive long-term investment.

Year 2000 Readiness

   Like other registered investment companies and financial business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund's Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue (Y2K). Failure to successfully address the Y2K Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper Investments has commenced a review of the Y2K Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Y2K Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Y2K Issue will not have any adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally. The foregoing is a Year 2000 readiness disclosure under the Year 2000 Information and Readiness Disclosure Act.

Outlook

   Although Korea's government has made progress in getting the economy back on track, we believe that some caution is warranted in the months ahead. The stock market has come a long way in a very short period, and has been driven by an unusually large inflow of liquidity. Given the stock market's recent performance, it is reasonable to expect that returns will be more muted in the first half of 1999. From here, we believe it will be a "stockpicker's market," where superior fundamental analysis will enable us to uncover strong, undervalued companies. This is clearly a different environment from that which existed just six months ago. We believe that our focus on careful stock selection will enable us to benefit in the months ahead.

Sincerely,

/s/Nicholas Bratt               /s/Juris Padegs

Nicholas Bratt                  Juris Padegs
President                       Chairman of the Board
                                and Director

(logo) The Korea Fund, Inc.
Other Information
================================================================================

Investment Manager

   The investment manager of The Korea Fund, Inc. is Scudder Kemper Investments Inc. ("the Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc., and Scudder New Europe Fund, Inc.

Korean Adviser

   Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Scudder Kemper Investments, Inc., the Fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

   Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to the Manager. The Daewoo staff makes specific investment recommendations, which are then evaluated by the Manager's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of the Manager's professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager John J. Lee has set Fund investment strategy and overseen its daily operation since 1991, the year he joined the Manager's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1984 when the Fund was launched and has over 26 years of experience in worldwide investing. Mr. Bratt, who has been with the Manager since 1976, is the Director of the Manager's Global Equity Group.

Dividend Reinvestment and Cash Purchase Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 34.

================================================================================

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas stockholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the Fund and other Scudder closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder Kemper Investments, Inc. banner.

[LOGO] The Korea Fund, Inc.
Investment Summary as of December 31, 1998
================================================================================

Historical                                            Total Return (%)
Information        ----------------------------------------------------------------------------------
Life of Fund          Market Value      Net Asset Value (a)       Index (b)            Index (c)
                   -------------------  -------------------  -------------------  -------------------
                               Average              Average              Average              Average
                   Cumulative  Annual   Cumulative  Annual   Cumulative  Annual   Cumulative  Annual
                   -------------------  -------------------  -------------------  -------------------
Current Quarter       51.02       --       68.25       --       108.5       --       81.25       --
One Year              40.94    40.94      115.99   115.99       97.77    97.77       49.47    49.47
Three Year           -55.51   -23.66      -49.36   -20.29      -59.19   -25.82      -36.30   -13.96
Five Year            -55.92   -15.11      -34.09    -8.00      -56.60   -15.38      -35.06    -8.27
Ten Year             -46.48    -6.06       -8.56     -.89      -64.92    -9.95      -38.00    -4.67

--------------------------------------------------------------------------------

Per Share Information and Returns (a)

Yearly periods ended December 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%)

CHART DATA:

                       1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
                     -----------------------------------------------------------------------------------------
Net Asset Value....   $18.55   $11.10   $10.55   $10.62   $16.64   $20.65   $20.04   $13.55   $ 4.44   $ 9.59
Income Dividneds...   $  .08   $   --   $  .06   $  .04   $  .01   $   --   $  .06   $   --   $   --   $   --
Capital Gains
Distributions......   $ 1.88   $ 2.20   $  .34   $  .20   $   --   $  .15   $  .36   $  .60   $   --   $   --
Total Return (%)...    22.79   -28.36    -2.05     2.71    56.77    24.84     4.26   -30.01   -66.50   115.99

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b)  Korea Stock Price Index ("KOSPI") in U.S. Dollars.
(c) Korea Stock Price Index ("KOSPI") in local terms. Past results are not necessarily indicative of future performance of the Fund.

[LOGO] The Korea Fund, Inc.
Portfolio Summary as of December 31, 1998
================================================================================
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

    Common Stocks               79%
    Convertible Bonds            8%
    Preferred Stocks             6%
    Cash Equivalents             5%
    Corporate Bonds              2%
                              -----
                               100%
                              -----

--------------------------------------------------------------------------------
Sectors
-------

Sector breakdown of the Fund's equity securities

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Communications             24%
     Financial                  23%
     Technology                 19%
     Metals & Minerals           7%
     Consumer Staples            6%
     Manufacturing               5%
     Durables                    4%
     Health                      3%
     Utilities                   2%
     Other                       7%
                              -----
                               100%
                              -----

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
(61% of Portfolio)
---------------------------

   1. SK Telecom Co., Ltd.
      Mobile telecommunication services
   2. Samsung Fire & Marine Insurance Co.
      Insurance company
   3. Samsung Electronics Co., Ltd.
      Major electronics manufacturer
   4. Pohang Iron & Steel Co., Ltd.
      Leading steel producer
   5. Samsung Display Devices Co.
      Leading manufacturer of CRT and picture tubes
   6. Samsung Electro-Mechanics Co., Ltd.
      Major electronics parts company
   7. Hankook Tire Manufacturing Co., Ltd.
      Major tire manufacturer
   8. S.K. Corporation
      Leading oil refinery company
   9. Keum Kang Co., Ltd.
      Construction company and manufacturer of building materials
  10. Housing & Commercial Bank
      Bank

[LOGO] The Korea Fund, Inc.
Investment Performance
================================================================================

                        KOREA FUND INVESTMENT PERFORMANCE

   History (in terms of N.Y.S.E. Value) of a $10,000 Investment in Fund Shares
                             vs. the S&P 500 Index*

THE PRINTED DOCUMENT CONTAINS A MOUNTAIN CHART HERE

CHART DATA:

           S&P 500      CHANGE IN SHARE  WITH CAPITAL GAINS   WITH INCOME
        TOTAL RETURN   VALUE OF INITIAL     DISTRIBUTION     DISTRIBUTIONS
         ($113,537)       INVESTMENT         REINVESTED        REINVESTED
        ------------   ----------------  ------------------  -------------
   8/84    10000             10942             10942             10942
            9972             11983             11983             11983
  12/84    10159             11875             11875             11875
           11095             11458             11458             11458
           11906             12292             12292             12292
           11422             11250             11250             11787
  12/85    13395             14692             14692             15393
           15286             19692             19692             20632
           16186             27817             27817             29440
           15054             30625             30709             32537
  12/86    15905             28333             28411             30103
           19304             52917             53061             56221
           20265             58438             58597             62087
           21689             62396             63039             67523
  12/87    16801             45938             47628             51016
           17755             66563             69011             73921
           18925             58958             61127             65476
           18993             50000             54750             59075
  12/88    19608             65625             74621             80516
           21000             88125            100205            108121
           22837             79063             89900             97003
           25283            105000            123540            133542
  12/89    25801             85938            102850            111177
           25017             57188             68442             73983
           26571             55313             66198             71557
           22930             30625             41173             44506
  12/90    24976             31250             44777             48402
           28611             36563             52389             56630
           28520             35313             50598             54694
           30052             36250             52736             57251
  12/91    32576             31563             46407             50380
           31761             29688             43650             47387
           32345             28438             41813             45392
           33368             30625             45787             49876
  12/92    35054             35000             52328             57001
           36585             32188             48123             52421
           36763             37500             56066             61073
           37711             36250             54197             59037
  12/93    38587             60000             89706             97766
           37122             48125             71951             78417
           37277             55000             82230             89619
           39097             65313             98181            107003
  12/94    39091             56875             85541             93227
           42897             53438             80371             87592
           46995             49063             73790             84754
           50730             55313             84340             96871
  12/95    53785             55000             84082             96850
           56670             52500             80261             92448
           59211             52813             80738             92999
           60998             45625             72148             83103
  12/96    66080             37188             58805             67735
           67903             35938             56829             65548
           79766             36875             59657             68716
           85740             29525             47766             55020
  12/97    88205             16400             26532             30561
          100511             20325             32882             37876
          103831             15775             25521             29397
           93500             15971             25838             29762
  12/98   113537             24119             39021             44947

                                             $44,947 (TOTAL RETURN)

WITH INCOME DISTRIBUTIONS REINVESTED          $5,926
                                             -------
WITH CAPITAL GAINS DISTRIBUTION REINVESTED   $14,902
                                             -------
CHANGE IN SHARE VALUE OF INITIAL INVESTMENT  $24,119

S&P 500 TOTAL RETURN ($113,537)

[LOGO] The Korea Fund, Inc.
Investment Performance
================================================================================

                  KOREA FUND INVESTMENT PERFORMANCE (Continued)

 History (in terms of Net Asset Value) of a $10,000 Investment in Fund Shares*

THE PRINTED DOCUMENT CONTAINS A MOUNTAIN CHART HERE

CHART DATA:

             CHANGE IN NET      WITH CAPITAL GAINS   WITH INCOME
             ASSET VALUE OF       DISTRIBUTIONS     DISTRIBUTIONS
           INITIAL INVESTMENT       REINVESTED        REINVESTED
           ------------------   ------------------  -------------
   8/84          10000                10000             10000
                 10072                10072             10072
  12/84          10269                10269             10269
                 10197                10197             10197
                 10305                10305             10305
                  9624                 9624             10083
  12/85          12025                12025             12599
                 16030                16030             16796
                 20054                20054             21224
                 21667                21726             23020
  12/86          21944                22004             23315
                 30000                30082             31873
                 29919                30001             31788
                 29122                29422             31515
  12/87          30332                31447             33685
                 34776                36055             38620
                 37545                38926             41695
                 34346                37609             40580
  12/88          42823                48693             52539
                 50726                57679             62236
                 45269                51474             55541
                 51425                60505             65403
  12/89          49866                59679             64511
                 46667                55851             60372
                 38844                46489             50252
                 29570                39754             42973
  12/90          29839                42755             46216
                 29086                41676             45050
                 27608                39558             42760
                 28737                41806             45385
  12/91          28360                41699             45269
                 34032                50039             54323
                 28898                42489             46127
                 26398                39467             42992
  12/92          28548                42683             46494
                 28763                43004             46844
                 30645                45817             49909
                 30780                46018             50128
  12/93          44731                66877             72887
                 45914                68646             74814
                 50161                74996             81735
                 57661                86679             94468
  12/94          55511                83489             90991
                 55591                83610             91123
                 53468                80416             92364
                 59409                90585            104044
  12/95          53871                82356             94862
                 53333                81535             93916
                 49785                76110             87667
                 44301                70054             80692
  12/96          36452                57642             66394
                 35188                55644             64093
                 35565                57537             66274
                 31559                51057             58810
  12/97          11935                19310             22242
                 20430                33052             38071
                 15161                24528             28253
                 14711                23800             27414
  12/98          24776                40084             46171

                                                 $46,122 (TOTAL RETURN)

WITH INCOME DISTRIBUTIONS REINVESTED              $6,080
                                                 -------
WITH CAPITAL GAINS DISTRIBUTIONS REINVESTED      $15,292
                                                 -------
CHANGE IN NET ASSET VALUE OF INITIAL INVESTMENT  $24,750

The data set forth in these graphs should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices; nor should it be construed as a representation of the future performance of the Fund's net asset value.
*    The Korea Fund, Inc. performance charts make the following key assumptions:
1. The data have been adjusted to reflect a 200% stock dividend paid in October 1988.
2. Investment income and capital gains reinvested at the greater of the following on the valuation date:
     (a)  Net asset value per share or
     (b)  95% of the mean market price per share.
3. No adjustments have been made for U.S. income taxes. Korean taxes are reflected.
4. Initial $10,000 investment was made at initial public offering price and at initial net asset value price.
The Standard & Poor's 500 Stock Index is a widely followed, unmanaged index of 500 industrial, transportation, utility and financial companies widely regarded as representative of the equity market in general.

[LOGO] The Korea Fund, Inc.
Investment Portfolio as of December 31, 1998
================================================================================

                                                                                              Principal        Market
                                                                                             Amount (d)       Value ($)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.8%

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5% to be repurchased at $17,540,739 on 1/4/1999, collateralized by a $17,176,000
  U.S. Treasury Note, 6%, 8/15/1999 (Cost $17,531,000) ............................. U.S.$    17,531,000    17,531,000
                                                                                                          ------------
-----------------------------------------------------------------------------------------------------------------------

SHORT TERM NOTES 1.1%

Federal Home Loan Mortgage Corp. Discount Note, 4.768%**, 1/4/1999
  (Cost $4,998,042) ................................................................ U.S.$    5,000,000      4,998,042
                                                                                                          ------------
-----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS 1.8%

Utilities
Korea Electric Power, 6.375%, 12/1/2003 (Cost $7,473,268) .......................... U.S.$   10,000,000      8,525,000
                                                                                                          ------------
-----------------------------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS 8.4%

Consumer Staples 2.0%
Food & Beverage 1.9%
Halim & Co. Ltd., 3% with 58.62% bonus interest at maturity, 12/31/2001 (b) (e) ....      5,000,000,000      5,399,040
Halim & Co. Ltd., 5% with 42.27% bonus interest at maturity, 12/31/2001 (b) (e) ....      3,400,000,000      3,414,295
                                                                                                          ------------
                                                                                                             8,813,335
                                                                                                          ------------

Textiles 0.1%
Kolon Industries, Inc., 0.25%, 12/31/2004 .......................................... U.S.$    1,000,000        250,000
                                                                                                          ------------
Media 0.5%
Print Media
Woongjin Publishing Co., Zero Coupon with 17% bonus interest at maturity,
  4/15/1999 (b) (e) ................................................................      2,500,000,000      2,377,672
                                                                                                          ------------
Durables 0.5%
Tires
Hankook Tire Manufacturing Co. Ltd., Zero Coupon with 5.83% bonus interest at
  maturity, 12/31/2002 (b) (e) .....................................................      1,890,000,000      2,322,455
                                                                                                          ------------
Manufacturing 1.1%
Containers & Paper
Dae Young Packaging Co. #20, 5% with 41.567% bonus interest at maturity,
  12/31/2000 (b) (e) ...............................................................      1,000,000,000      1,041,297

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================

                                                                                              Principal        Market
                                                                                             Amount (d)       Value ($)
-----------------------------------------------------------------------------------------------------------------------
Hansol Paper Manufacturing Co. Ltd., 3% with 28.24% bonus interest at maturity,
  12/31/1999 (b) (e) ...............................................................      4,000,000,000      4,030,121
                                                                                                          ------------
                                                                                                             5,071,418
                                                                                                          ------------

Technology 1.4%
Electronic Components/Distributors 1.0%
Hyundai Electronics Industries Co. #86, Zero Coupon with 35.54% bonus interest at
  maturity, 12/31/2000 (b) (e) .....................................................      5,000,000,000      4,802,668
                                                                                                          ------------
Semiconductors 0.3%
D.I. Corporation, 3% with 34.44% bonus interest at maturity, 12/31/2000 (b) (e) ....      1,604,800,000      1,565,594
                                                                                                          ------------
Miscellaneous 0.1%
Kasan Electronics, 5% with 14% bonus interest at maturity, 12/31/2000 (b) (e) (h)* .      3,000,000,000        254,721
                                                                                                          ------------
Construction 0.3%
Miscellaneous
Dae Ho Construction, 4% with 27.8% bonus interest at maturity, 12/31/2000 (b) (e) ..      1,580,000,000      1,479,076
                                                                                                          ------------
Transportation 0.7%
Marine Transportation
Hanjin Shipping Company, Zero Coupon with 35.25% bonus interest at maturity,
  12/31/1999 (b) (e) ...............................................................      2,000,000,000      2,077,052
Hyundai Merchant & Marine Co., Zero Coupon with 34.13% bonus interest at
  maturity, 12/31/2000 (b) (e) .....................................................      1,500,000,000      1,425,813
                                                                                                          ------------
                                                                                                             3,502,865
                                                                                                          ------------

Utilities 1.9%
Electric Utilities
Korea Electric Power Co. #6, 5% with 9.5% bonus interest at maturity,
  12/31/2000 (b) (e) ...............................................................      9,951,000,000      8,689,423
                                                                                                          ------------
Total Convertible Bonds (Cost $46,551,965)..........................................                        39,129,227
                                                                                                          ------------
-----------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
                                                                                             ------------
PREFERRED STOCKS 5.5%

Consumer Discretionary 0.0%
Hotels & Casinos
Hotel Shilla Co., Ltd.* ............................................................             32,070        113,831
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
Consumer Staples 0.7%
Food & Beverage 0.5%
Cheil Jedang Co. ...................................................................            100,670      2,493,737
Nam Yang Dairy Products Co., Ltd. (b) (g) ..........................................              1,160         53,275
                                                                                                          ------------
                                                                                                             2,547,012
                                                                                                          ------------

Textiles 0.2%
BYC Co., Ltd. (g) ..................................................................             14,130        258,404
Kolon Industries, Inc.* ............................................................            225,910        638,482
                                                                                                          ------------
                                                                                                               896,886
                                                                                                          ------------

Health 0.1%
Medical Supply & Specialty 0.0%
Medison Co., Ltd ...................................................................             20,000        101,413
                                                                                                          ------------
Pharmaceuticals 0.1%
Korea Green Cross Corp. ............................................................              6,700        119,742
Korea Green Cross Corp. (New) ......................................................              1,260         21,995
                                                                                                          ------------
                                                                                                               141,737
                                                                                                          ------------

Financial 1.7%
Insurance
Samsung Fire & Marine Insurance Co. (g) ............................................             53,385      7,721,521
                                                                                                          ------------
Durables 0.2%
Automobiles
Hyundai Motor Co., Ltd.* ...........................................................            120,000        845,885
Hyundai Motor Co., Ltd. (New)* .....................................................             21,672        142,318
Mando Machinery Corp. ..............................................................             12,914         25,764
                                                                                                          ------------
                                                                                                             1,013,967
                                                                                                          ------------

Manufacturing 0.4%
Chemicals
LG Chemical Co., Ltd. ..............................................................            134,800        651,029
Oriental Chemical Industries Co., Ltd. .............................................            116,380      1,035,134
                                                                                                          ------------
                                                                                                             1,686,163
                                                                                                          ------------

Technology 2.1%
Electronic Components/Distributors
Samsung Display Devices Co. ........................................................             34,318        878,632

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
Samsung Electro-Mechanics Co., Ltd. ................................................            180,000      2,573,566
Samsung Electronics Co., Ltd. ......................................................            198,201      6,524,322
                                                                                                          ------------
                                                                                                             9,976,520
                                                                                                          ------------

Construction 0.1%
Building Materials
Tong Yang Cement Co., Ltd. .........................................................             50,000        300,083
                                                                                                          ------------
Transportation 0.2%
Airlines 0.1%
Korean Airlines Co., Ltd. (2nd)* ...................................................             20,080        105,491
Korean Airlines Co., Ltd.* .........................................................             80,320        354,530
                                                                                                          ------------
                                                                                                               460,021
                                                                                                          ------------

Trucking 0.1%
Global Enterprises Co., Ltd. .......................................................             25,500        231,047
                                                                                                          ------------
Total Preferred Stocks (Cost $25,043,535)                                                                   25,190,201
                                                                                                          ------------
-----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 79.4%

Consumer Discretionary 1.1%
Department & Chain Stores 0.6%
Shinsegae Department Store .........................................................            119,014      2,611,779
                                                                                                          ------------
Hotels & Casinos 0.5%
Hotel Shilla Co., Ltd.* ............................................................            402,648      2,376,393
                                                                                                          ------------
Consumer Staples 4.4%
Consumer Specialties 0.1%
Pacific Corp., Ltd. ................................................................             20,000        322,527
                                                                                                          ------------
Food & Beverage 2.4%
Cheil Jedang Corp. .................................................................             49,337      2,243,337
Nam Yang Dairy Products Co., Ltd. (g) ..............................................             43,390      2,885,453
Nhong Shim Co., Ltd. ...............................................................             76,164      4,381,171
Pulmuone Co., Ltd. .................................................................            100,450      1,753,491
                                                                                                          ------------
                                                                                                            11,263,452
                                                                                                          ------------

Package Goods/Cosmetics 0.1%
Hankook Cosmetics Co. ..............................................................             50,000        565,254
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
Textiles 1.8%
BYC Co., Ltd. (g) ..................................................................             52,530      2,008,628
Dae Ha Fashion Co.* ................................................................             10,000         45,719
Daehan Synthetic Fiber Company .....................................................              2,610        108,696
Hankook Synthetics, Inc. ...........................................................             48,240      1,074,673
Kolon Industries, Inc.* ............................................................             40,969        325,232
Tae Kwang Industry Company .........................................................             11,760      3,978,653
Vivien Corp. .......................................................................             25,000        604,738
                                                                                                          ------------
                                                                                                             8,146,339
                                                                                                          ------------

Health 2.7%
Medical Supply & Specialty 0.8%
Medison Co., Ltd. ..................................................................            329,760      3,837,606
                                                                                                          ------------
Pharmaceuticals 1.9%
Chong Kun Dang Corp. ...............................................................            112,578      2,236,587
Daewoong Pharmaceutical Co. ........................................................             41,503        564,068
Korea Green Cross Corp. ............................................................             26,543      1,097,684
Yuhan Corporation ..................................................................            169,604      4,934,447
                                                                                                          ------------
                                                                                                             8,832,786
                                                                                                          ------------

Communications 20.0%
Cellular Telephone 19.6%
SK Telecom Co., Ltd. (c) (f) .......................................................            114,527     83,932,202
SK Telecom Co., Ltd. (f) ...........................................................             12,358      6,913,495
                                                                                                          ------------
                                                                                                            90,845,697
                                                                                                          ------------

Telecommunications Equipment 0.4%
LG Information & Communication Ltd. ................................................             71,301      1,914,399
                                                                                                          ------------
Financial 17.7%
Banks 1.7%
Housing & Commercial Bank ..........................................................            250,000      3,096,426
Housing & Commercial Bank (GDR) ....................................................            189,997      2,256,214
Kookmin Bank* ......................................................................             50,000        407,731
Shin Han Bank* .....................................................................            297,597      2,275,887
                                                                                                          ------------
                                                                                                             8,036,258
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
Insurance 14.6%
Daehan Fire & Marine Insurance Co., Ltd. ...........................................             52,902        549,688
Hyundai Marine & Fire Insurance Co. ................................................             44,656        697,866
L.G. Insurance Co., Ltd. ...........................................................            107,192      3,831,468
Oriental Fire & Marine Insurance Co. ...............................................            140,000      1,443,059
Samsung Fire & Marine Insurance Co. (g) ............................................            136,590     51,093,516
Samsung Fire & Marine Insurance Co. (Rights) (b) (g) ...............................             52,962     10,178,566
                                                                                                          ------------
                                                                                                            67,794,163
                                                                                                          ------------

Other Financial Companies 1.4%
Dongwon Securities Co. .............................................................            250,000      3,823,774
Hyundai Securities* ................................................................             50,000        768,911
Samsung Securities* ................................................................             70,000      1,920,200
                                                                                                          ------------
                                                                                                             6,512,885
                                                                                                          ------------

Service Industries 1.0%
Miscellaneous Commercial Services 1.0%
S1 Corporation .....................................................................             19,224      3,595,511
SK Global, Ltd. ....................................................................             57,859        277,031
Samsung Co., Ltd. ..................................................................             99,888        538,050
                                                                                                          ------------
                                                                                                             4,410,592
                                                                                                          ------------

Durables 3.2%
Automobiles 1.7%
Hyundai Motor Co., Ltd. ............................................................             97,294      1,730,749
Hyundai Motor Services Co., Ltd. ...................................................            478,369      4,970,584
Yoosung Enterprise Company .........................................................             90,000      1,241,895
                                                                                                          ------------
                                                                                                             7,943,228
                                                                                                          ------------

Tires 1.5%
Hankook Tire Manufacturing Co., Ltd. ...............................................          1,600,450      6,784,950
                                                                                                          ------------
Manufacturing 3.9%
Chemicals 1.6%
Honam Petrochemical Corp., Ltd.* ...................................................            100,000      1,163,757
Korea Chemical Co., Ltd. ...........................................................             91,440      3,298,833
LG Chemical Co., Ltd. ..............................................................            240,009      2,613,564
Oriental Chemical Industries Co., Ltd. .............................................              8,185        114,985
                                                                                                          ------------
                                                                                                             7,191,139
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
Containers & Paper 0.1%
Dae Young Packaging Co., Ltd. ......................................................             16,950        162,032
Korea Export Packaging Industries* .................................................             29,214        315,696
                                                                                                          ------------
                                                                                                               477,728
                                                                                                          ------------

Diversified Manufacturing 0.4%
Samsung Heavy Industries Co., Ltd.* ................................................            307,274      1,747,094
                                                                                                          ------------
Electrical Products 0.1%
Century Corp.* .....................................................................            114,086        630,650
                                                                                                          ------------
Industrial Specialty 0.3%
Hankuk Glass Industries Co., Ltd. (GDR)* ...........................................            122,937        510,189
Samsung Radiator Industrial Co. ....................................................             35,440        839,601
                                                                                                          ------------
                                                                                                             1,349,790
                                                                                                          ------------

Office Equipment/Supplies 0.4%
Sindo Ricoh Co., Ltd. ..............................................................             50,000      1,791,355
                                                                                                          ------------
Specialty Chemicals 0.4%
Korea Fine Chemical Co. ............................................................             60,000      2,019,950
                                                                                                          ------------
Miscellaneous 0.6%
Hyundai Heavy Industries ...........................................................            120,000      3,002,494
                                                                                                          ------------
Technology 14.2%
Electronic Components/Distributors
Dae Duck Electronics Co., Ltd. .....................................................             40,000      3,059,019
L G Electronics ....................................................................            100,000      1,213,633
Samsung Display Devices Co. ........................................................            321,246     15,835,318
Samsung Electro-Mechanics Co., Ltd. ................................................            604,090     13,055,977
Samsung Electronics Co., Ltd. ......................................................            484,443     32,497,548
                                                                                                          ------------
                                                                                                            65,661,495
                                                                                                          ------------

Energy 2.0%
Oil & Gas Production
Ssangyong Oil Refining Co. .........................................................            165,370      3,161,687
SK Corporation .....................................................................            445,264      6,107,112
                                                                                                          ------------
                                                                                                             9,268,799
                                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================

                                                                                                               Market
                                                                                               Shares         Value ($)
-----------------------------------------------------------------------------------------------------------------------
Metals & Minerals 5.7%
Steel & Metals
Pohang Iron & Steel Co., Ltd. (c) (f) ..............................................            275,762     17,446,588
Pohang Iron & Steel Co., Ltd. (f) ..................................................            169,320      9,078,254
                                                                                                          ------------
                                                                                                            26,524,842
                                                                                                          ------------

Construction 1.2%
Building Materials
Asia Cement Manufacturing Co. ......................................................             18,370        207,674
Keum Kang Co., Ltd. ................................................................            234,337      5,454,230
                                                                                                          ------------
                                                                                                             5,661,904
                                                                                                          ------------

Transportation 0.7%
Airlines 0.1%
Korean Air Lines Co., Ltd.* ........................................................             80,000        590,524
                                                                                                          ------------
Marine Transportation 0.6%
Hyundai Merchant Marine Co. ........................................................            216,259      2,786,379
                                                                                                          ------------
Utilities 1.6%
Electric Utilities 0.3%
Korea Electric Power Co. ...........................................................             50,000      1,238,570
                                                                                                          ------------
Natural Gas Distribution 1.3%
Daehan City Gas Co. ................................................................            126,179      4,038,150
Daesung Industries Co., Ltd. .......................................................             61,287      1,212,494
Samchully Company ..................................................................             31,504        783,017
                                                                                                          ------------
                                                                                                             6,033,661
                                                                                                          ------------

Total Common Stocks (Cost $242,865,720)                                                                    368,174,682
                                                                                                          ------------
-----------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $344,463,530) (a)                                               463,548,152
                                                                                                          ============
-----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
================================================================================

--------------------------------------------------------------------------------

    * Non-income producing security.

   ** Annualized yield at time of purchase; not a coupon rate.

  (a) The cost for federal income tax purposes was $343,566,022. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $119,982,130. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $172,144,116 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $52,161,986.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $49,111,068 (10.2% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1998 aggregated $45,582,306. These securities may also have certain restrictions as to resale (See Note A to the Notes to Financial Statements).

  (c) Certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium of $22,523,146 over the local share price of $78,855,644 for these securities valued by the Valuation Committee was approximately 4.69% of the Fund's net assets at December 31, 1998. The cost of these securities at December 31, 1998 was $27,729,406 (See Notes A and D to the Notes to Financial Statements). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values or other market factors, respectively. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

  (d) Principal amount stated in Korean won unless otherwise noted. U.S.$ represents United States Dollar.

  (e) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

  (f) At December 31, 1998, 24% of the Fund's net assets were invested in SK Telecom Co., Ltd. and Pohang Iron & Steel Co., Ltd.

  (g) Affiliated issuers (See Notes to Financial Statements).

  (h) In October 1998, Kasan Electronics was declared insolvent under the Korean Company Recomposition Act.

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at market:
Unaffiliated issuers (identified cost $308,355,621) ......................................     $    389,348,789
Affiliated issuers (identified cost $36,107,909) .........................................           74,199,363
                                                                                               ----------------
Total investments, at market (identified cost $344,463,530) ..............................          463,548,152
Won at market (identified cost $7,134,179) ...............................................            7,930,387
Receivables:
Proceeds from maturities .................................................................            6,268,734
Dividends and interest ...................................................................            1,011,048
Unrealized appreciation on forward currency exchange contracts ...........................           12,343,389
Other assets .............................................................................                7,175
                                                                                               ----------------
Total assets .............................................................................          491,108,885
                                                                                               ----------------
LIABILITIES
Payables:
Accrued management fee ...................................................................              388,345
Unrealized depreciation on forward currency exchange contracts ...........................           10,094,587
Other payables and accrued expenses ......................................................              935,311
                                                                                               ----------------
Total liabilities ........................................................................           11,418,243
                                                                                               ----------------
Net assets, at market value ..............................................................     $    479,690,642
                                                                                               ================
NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income .............................          (31,573,192)
Net unrealized appreciation (depreciation) on:
Investments ..............................................................................          119,084,622
Won ......................................................................................              796,208
Won related transactions .................................................................            2,410,241
Accumulated net realized loss ............................................................         (169,097,854)
Paid-in capital ..........................................................................          558,070,617
                                                                                               ----------------
Net assets, at market value ..............................................................     $    479,690,642
                                                                                               ================
Net asset value per share ($479,690,642 B 49,999,999 shares of common stock
   issued and outstanding, 200,000,000 shares authorized, $.01 par value) ................                $9.59
                                                                                                          =====

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statement of Operations
Six Months Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends -- Unaffiliated issuers .......................................................      $        104,337
Interest ................................................................................             2,299,808
Korean withholding tax ..................................................................              (358,079)
                                                                                               ----------------
                                                                                                      2,046,066
                                                                                               ----------------
Expenses:
Management fee ..........................................................................             1,855,195
Custodian and accounting fees ...........................................................               350,948
Directors' fees and expenses ............................................................               123,954
Legal ...................................................................................                37,334
Auditing ................................................................................                47,506
Reports to shareholders .................................................................                57,932
Services to shareholders ................................................................                29,087
Other ...................................................................................                40,920
                                                                                               ----------------
                                                                                                      2,542,876
                                                                                               ----------------
Net investment income (loss)                                                                           (496,810)
                                                                                               ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) during the period on:
Investments .............................................................................           (61,959,306)
Won related transactions ................................................................             5,041,692
                                                                                               ----------------
                                                                                                    (56,917,614)
                                                                                               ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments .............................................................................           254,218,951
Won .....................................................................................              (774,213)
Won related transactions ................................................................             2,385,398
                                                                                               ----------------
                                                                                                    255,830,136
                                                                                               ----------------
Net gain (loss) on investment transactions ..............................................           198,912,522
                                                                                               ----------------
Net increase (decrease) in net assets resulting from operations .........................      $    198,415,712
                                                                                               ================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------------
                                                                            Six Months
                                                                          Ended December        Year Ended
Increase (Decrease) in Net Assets                                            31, 1998          June 30, 1998
-------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................   $       (496,810)   $      3,651,927
Net realized gain (loss) from investment transactions .................        (56,917,614)       (136,184,210)
Net unrealized appreciation (depreciation) on investment
   transactions during the period .....................................        255,830,136        (247,288,494)
                                                                          ----------------    ----------------
Net increase (decrease) in net assets resulting from operations .......        198,415,712        (379,820,777)
                                                                          ----------------    ----------------
Increase (decrease) in net assets .....................................        198,415,712        (379,820,777)
Net assets at beginning of period .....................................        281,274,930         661,095,707
                                                                          ----------------    ----------------
Net assets at end of period (including accumulated distributions in excess of net investment income of $31,573,192 and
   $31,076,382, respectively) .........................................   $    479,690,642    $    281,274,930
                                                                          ================    ================
Other Information
Increase (decrease) in Fund Shares
Shares outstanding at beginning of period .............................         49,999,999          49,999,999
Shares issued to shareholders in reinvestment of distributions ........                 --                  --
                                                                          ----------------    ----------------
Net increase (decrease) in Fund shares ................................                 --                  --
                                                                          ----------------    ----------------
Shares outstanding at end of period ...................................         49,999,999          49,999,999
                                                                          ================    ================

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.
Financial Highlights
================================================================================

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

-----------------------------------------------------------------------------------------------------------------------
                                              For the Six
                                              Months Ended                    Years Ended June 30,
                                              December 31,  -----------------------------------------------------------
                                                  1998        1998        1997        1996       1995        1994
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period             $  5.63    $ 13.22     $ 18.52     $ 19.89    $ 18.66     $ 11.40
                                                 -------    -------     -------     -------    -------     -------
Income from investment operations (a):
Net investment income (loss)                        (.01)       .07         .07         .02       (.02)       (.03)
Net realized and unrealized gain (loss) on
   investment transactions                          3.97      (7.66)      (4.48)(c)    (.97)      2.42        7.13
                                                 -------    -------     -------     -------    -------     -------
Total from investment operations                    3.96      (7.59)      (4.41)       (.95)      2.40        7.10
                                                 -------    -------     -------     -------    -------     -------
Less distributions:
From net investment income                            --         --          --        (.06)        --        (.01)
From net realized gains on investment
   transactions                                       --         --       (.60)        (.36)      (.15)         --
                                                 -------    -------     -------     -------    -------     -------
Total distributions                                   --         --       (.60)        (.42)      (.15)       (.01)
                                                 -------    -------     -------     -------    -------     -------
Antidilution (dilution) resulting from the
   rights offering (1997 and 1995), fourth
   tranche (1994), and reinvestment of
   distributions for shares at market value           --         --       (.29)          --      (1.02)        .22
                                                 -------    -------     -------     -------    -------     -------
Underwriting expenditures and offering costs          --         --          --          --         --        (.05)
                                                 -------    -------     -------     -------    -------     -------
Net asset value, end of period                   $  9.59    $  5.63     $ 13.22     $ 18.52    $ 19.89     $ 18.66
                                                 =======    =======     =======     =======    =======     =======
Market value, end of period                      $  9.25    $  6.31     $ 14.75     $ 21.13    $ 19.63     $ 22.00
                                                 =======    =======     =======     =======    =======     =======
Total Return
Per share market value (%)                         46.53*    (57.20)     (26.11)       9.73      (5.43)      46.74
Per share net asset value (%) (b)                  70.34*    (57.41)     (24.40)      (5.09)     13.00       63.77
Ratios and Supplemental Data
Net assets, end of period ($ millions)               480        281         661         689        735         550
Ratio of operating expenses to average net
   assets (%)                                       1.41**     1.38        1.28        1.28       1.32        1.37
Ratio of net investment income (loss) to
   average net assets (%)                           (.14)(d)    .90         .46         .10       (.10)       (.18)
Portfolio turnover rate (%)                         24.3**     24.3        12.9        32.6       10.5        14.3

(a) Based on monthly average of shares outstanding during each period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Due to the timing and magnitude of the rights offerings, the amounts reported herein are not proportional to the aggregate value reported in the Statement of Changes in Net Assets.

(d) The ratio for the six months ended December 31, 1998 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year (Note A).

*   Not annualized

**  Annualized

--------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on the Korean, U.S., or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. See notes (b) and (c) of the notes to the Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. At June 30, 1998, the Fund had a net tax basis capital loss carryforward of approximately $14,335,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2006, the expiration date, whichever occurs first. In addition, from November 1, 1997 through June 30, 1998, the Fund incurred approximately $95,500,000 of net realized capital losses on investments and approximately $31,000,000 on realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 1999.

Under the United States-Korea Income Tax Treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the United States-Korea Income Tax Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from won related transactions includes net currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of won and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes. At December 31, 1998 the exchange rate for Korean won was U.S. $0.000831 to W 1.

Subscriptions for New Shares. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue and acquisition discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
   ---------------------------------

For the six months ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $65,802,184 and $36,386,473, respectively.

C. Related Parties
   ---------------

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

objectives, policies, and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the six months ended December 31, 1998, the fee pursuant to such Agreement amounted to $1,855,195 which was equivalent to an annual effective rate of 1.03% of the Fund's average month-end net assets.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Manager, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Directors and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Under the Agreement, the Manager pays the Korean Adviser a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375% of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the six months ended December 31, 1998, there were no brokerage commissions on investment transactions paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended December 31, 1998 the amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $103,768, of which $20,789 is unpaid at December 31, 1998.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1998, Directors' fees and expenses amounted to $123,954.

D. Foreign Investment and Exchange Controls in Korea
   -------------------------------------------------

The Foreign Exchange Management Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy or the Financial Supervisory Commission ("FSC") may issue orders imposing additional restrictions, when deemed in the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. Under the Foreign Exchange Management Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

On May 25, 1998, the Korean Minister of Finance and Economy and the FSC abolished certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange, with the exception of public corporations and telecommunication corporations. As of December 31, 1998, two of the Fund's holdings had ownership limits still in place: Pohang Iron & Steel, which had a foreign ownership limit of 30%, and SK Telecom, which had a foreign ownership limit of 33%.

E. Investing in the Korean Market
   ------------------------------

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, and future adverse political and economic developments.

Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

At December 31, 1998, included in receivables is $940,468 (0.2% of net assets) of convertible bond proceeds due from a company currently restructuring its debt. This amount has been valued in good faith by the Valuation Committee of the Board of Directors.

F. Transactions in Securities of Affiliated Issuers
   ------------------------------------------------

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates are as follows:

                                              Purchases           Sales           Dividend          Market
                   Affiliate                   Cost ($)         Cost ($)         Income ($)        Value ($)
     ------------------------------------------------------------------------------------------------------------
     BYC Co., Ltd.                                1,054,289            --                --           2,267,032
     Nam Yang Dairy Products Co.                         --            --                --           2,938,728
     Samsung Fire & Marine Insurance Co.          5,352,843            --                --          68,993,603
                                           ---------------- -------------     -------------    ----------------
                                                  6,407,132                                          74,199,363
                                           ================ =============     =============    ================

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

G. Commitments
   -----------

As of December 31, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $2,248,802.

                                                                                                    Net Unrealized
                                                                                                     Appreciation
                                                                                  Settlement        (Depreciation)
           Contracts to Deliver                     In Exchange For                  Date               (U.S.$)
    ------------------------------------   ----------------------------------   ---------------   --------------------
    KRW                  11,735,911,000    USD                     8,553,871        8/4/1999              983,129
    KRW                   5,892,174,000    USD                     4,525,479        2/4/1999              354,168
    KRW                   5,944,875,000    USD                     4,463,119        2/8/1999              458,274
    KRW                   5,944,875,000    USD                     4,283,051        8/9/1999              545,691
    KRW                   6,255,250,000    USD                     4,359,059       8/11/1999              720,835
    KRW                   8,535,181,000    USD                     5,826,062       8/13/1999            1,104,061
    KRW                   6,350,750,000    USD                     4,456,667       2/18/1999              795,658
    KRW                  37,388,250,000    USD                    25,942,984       8/27/1999            4,374,475
    KRW                   6,255,250,000    USD                     4,319,924       8/31/1999              750,438
    KRW                  10,199,400,000    USD                     6,915,434        9/1/1999            1,351,190
    KRW                   7,649,550,000    USD                     5,413,694        3/2/1999              905,469
    USD                       8,810,744    KRW                11,735,911,000        8/4/1999             (726,256)
    USD                       4,596,080    KRW                 5,892,174,000        2/4/1999             (283,568)
    USD                       4,565,956    KRW                 5,944,875,000        2/8/1999             (355,437)
    USD                       4,419,981    KRW                 5,944,875,000        8/9/1999             (408,761)
    USD                       4,468,036    KRW                 6,255,250,000       8/11/1999             (611,859)
    USD                       5,989,601    KRW                 8,535,181,000       8/13/1999             (940,522)
    USD                       4,578,767    KRW                 6,350,750,000       2/18/1999             (673,557)
    USD                      26,705,893    KRW                37,388,250,000       8/27/1999           (3,611,566)
    USD                       4,474,428    KRW                 6,255,250,000       8/31/1999             (595,934)
    USD                       7,167,533    KRW                10,199,400,000        9/1/1999           (1,099,091)
    USD                       5,531,128    KRW                 7,649,550,000        3/2/1999             (788,035)
                                                                                                  ---------------
                                                                                                        2,248,802
                                                                                                  ===============

    Currency Abbreviations
    -------------------------------
    KRW      Korean Won
    USD      US Dollar

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

H. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

[LOGO] The Korea Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the six months then ended and the changes in its net assets for the six months then ended and for the year ended June 30, 1998, and the financial highlights for the six months ended December 31, 1998 and for each of the five years in the period ended June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 25, 1999

(logo) The Korea Fund, Inc.
Stockholder Meeting Results
================================================================================

The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") was held on October 14, 1998 at the office of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matters were voted upon by the stockholders and the resulting votes are presented below.


1. To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.


                                                                    Number of Votes:
                                                                    ----------------
            Director (Class I)                     For                  Withheld           Broker Non-Votes*
            --------                               ---                  --------           -----------------
            Juris Padegs                       26,112,464               370,693                    0
            Chang Hee Kim                      25,867,234               615,923                    0
            Hugh T. Patrick                    26,205,119               278,038                    0


2. To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 1999.


                                                    Number of Votes:
                                                    ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

              26,310,527                    95,591                     77,039                       0




--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

(logo)  The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

A Special Meeting of Stockholders (the "Meeting") of The Korea Fund, Inc. (the "Fund") was held on December 17, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).


1. To approve a new Investment Advisory, Management and Administration Agreement for the Fund with Scudder Kemper Investments, Inc.



                                                    Number of Votes:
                                                    ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

              28,577,102                   261,093                    538,393                       0



2. To approve a new Research and Advisory Agreement between Scudder Kemper Investments, Inc. and Daewoo Capital Management Co., Ltd.



                                                    Number of Votes:
                                                    ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

              28,614,190                   269,291                    493,107                       0





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

(logo) The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less

(logo) The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

(logo) The Korea Fund, Inc.
Officers and Directors
================================================================================

Juris Padegs*
    Chairman of the Board and Director

CHANG HEE KIM
    Vice Chairman of the Board and Director

ROBERT J. CALLANDER
    Director

WILLIAM H. GLEYSTEEN, JR.
    Director

DR. SANG C. LEE
    Director

TAI HO LEE
    Director

WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

SIDNEY M. ROBBINS
    Emeritus Founding Director

NICHOLAS BRATT*
    President

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
    Vice President

KUN-HO HWANG
    Vice President

YOUNG H. KIM
    Vice President

JOHN J. LEE*
    Vice President

ANN M. McCREARY*
    Vice President

DONG WOOK PARK
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.


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